EXHIBIT 10.8

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR CYGENE LABORATORIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                            CYGENE LABORATORIES, INC.
                                       AND
                                  CYGENE, INC.

                                 PROMISSORY NOTE

U.S. $50,000.00                                           CORAL SPRINGS, FLORIDA
                                                                    JULY 7, 2005

         FOR VALUE RECEIVED, the undersigned, CYGENE LABORATORIES, INC., a Delaware corporation, and CYGENE, INC., a Delaware corporation (collectively, the "Company"), hereby jointly and severally promise to pay to the order of WARREN H. COHEN, or any future permitted holder of this promissory note (the "Payee"), at the principal address of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00), together with all accrued but unpaid interest thereon, as provided in this promissory note (the "Note").

         1.       Principal and Interest Payments.

                  (a) The Company shall repay in full the entire principal balance then outstanding under this Note on that date (the "Maturity Date") which is the earlier of: (i) the first (1st) anniversary of the date of this Note; or (ii) the acceleration of the obligations as contemplated by this Note.

                  (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of fifteen percent (15%) per annum. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and shall be payable on the date that is six (6) months following the date of this Note and on the Maturity Date. All payments on this Note shall be applied first to the payment of accrued interest and fees, if any, and the balance shall be applied to the principal.

                  (c) At the Company's sole option, the Company may prepay the outstanding principal amount of this Note plus all accrued and unpaid interest at any time without penalty in cash.

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         2.       Security. This Note is secured pursuant to that certain
Security Agreement, dated July 7, 2005 (the "Security Agreement"), between the Company and Milberg Weiss Bershad & Schulman LLP, as collateral agent for the Payee and the other Secured Parties named therein (the "Agent").

         3. Conversion Right. The Payee may at its sole discretion convert this Note at any time prior to and on the Maturity Date into that number of shares of the Company's common stock (the "Common Stock") as shall be equal to the unpaid principal amount of this Note, plus accrued and unpaid interest thereon, divided by twenty-two ($0.22) cents. Such conversion right may be exercised by providing written notice (the "Conversion Notice") to the Company prior to or on the Maturity Date stating the principal amount of this Note to be converted and delivery instructions for the shares of Common Stock issuable upon conversion of this Note (the "Conversion Shares") and the Company shall issue such Conversion Shares within five days of its receipt of the Conversion Notice").

         4. Warrants. Concurrently with the execution of this Note, the Company will issue Payee a warrant substantially in the form of Exhibit "A" attached hereto, to purchase 200,000 shares of the Company's common stock.

         5. Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

         6. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

                  (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

                  (b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Note and to perform its obligations hereunder.

                  (c) The execution, delivery and performance of this Note will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body,


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administrative agency, or other governmental body having jurisdiction over the
Company, or any of its material properties or assets or (iii) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

                  (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

         7. Opinion of Counsel for Company. On the Closing Date, the Company will provide an opinion reasonably acceptable to Payee from the Company's legal counsel a form of which is attached hereto as Exhibit "A."

         8. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

                  (a) the Company shall fail to pay any amount of principal or interest due hereunder or under any of the other Loan Notes (as defined in the Security Agreement) for a period of three (3) business days after the date such payment shall become due and payable; or

                  (b) the Company shall breach any of its covenants contained in the Security Agreement, which breach continues for a period of fifteen (15) days after notice from the Agent specifying the breach; or

                  (c) any of the representations and warranties of the Borrower contained in the Security Agreement prove to be false in any material respect when made; or

                  (d) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                  (e) a proceeding or case shall be commenced in respect of the Company or any of its subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing


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shall be taken with respect to the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of sixty (60) consecutive days.

                  (f) if Equine Diagnostics, Inc. shall seek to foreclose or enforce its security interest in the Collateral ("Enforcement"). Without limiting the generality of the foregoing, in the event, Equine Diagnostics, Inc. or any other person or entity shall seek to enforce its security interest in the Collateral, the Company shall immediately notify Payee of such occurrence.

         9. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable. No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. The Company hereby waives diligence, presentment, demand, protest, assent to extension of time of payment, forbearance, notice of dishonor or non-payment, as well as all defenses with respect to this Note and all other demands and notices of any description or of any kind whatsoever. The Company's payment obligations are absolute and unconditional and the Company hereby waives any rights of rescission, setoff, counterclaim or defense to payment with respect to this Note and all notices and demands of any description, and the pleading of any statute of limitations as a defense to any demand hereunder.

         10. Parties in Interest, Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of
Section 14 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

         11. Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

         12. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

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         Address of the Payee:
                                            Warren H. Cohen
                                            49 North Drive
                                            Great Neck, NY 11021

         With a copy to:
                                            Milberg Weiss Bershad & Schulman LLP
                                            One Pennsylvania Plaza
                                            New York, New York 10119
                                            Attention:  Arnold N. Bressler, Esq.
                                            Tel. No.:  (212) 594-5300
                                            Fax No.:  (212) 868-1229

         Address of the Company:
                                            CyGene Laboratories, Inc.
                                            7786 Wiles Road
                                            Coral Springs, Florida 33067
                                            Attention: Chief Executive Officer
                                            Tel. No.: (954) 741-7077
                                            Fax No.: (954) 741-7021


         13. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

         14. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

         15. Enforcement Expenses. The Company hereby promises to pay all costs and expenses (including, but not limited to, attorneys' fees) suffered or incurred by the Payee (or any transferee of the Payee) in collecting this Note or enforcing any rights in the Collateral as this term is defined in the Security Agreement between the Company and Milberg Weiss Bershad & Schulman LLP, as collateral agent, dated July 7, 2005.

         16. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

         17. Compliance with Securities Laws. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

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                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
                  1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR CYGENE LABORATORIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS
                  NOT REQUIRED."

         18. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

         19. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 11 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                         [SIGNATURES ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.


                            CYGENE LABORATORIES, INC.


                                     By:
                                         ---------------------------------------
                                         Name:      Martin Munzer
                                         Title:     President and CEO


                                     CYGENE, INC.


                                     By:
                                         ---------------------------------------
                                         Name:      Martin Munzer
                                         Title:     President and CEO

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